CONSENT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our firm name and to all references to our Firm included in the Registration Statement on Form N-14 of the Calvert Impact Fund.


     /s/  Arthur  Andersen  LLP


Philadelphia,  Pennsylvania
February  21,  2001